Exhibit 99.1

Abpro Announces Filing of Registration Statement on Form S-4 in Connection with Business Combination Agreement with Atlantic Coastal Acquisition Corp. II

Woburn, Mass. & New York, NY — January 22, 2024—Abpro Corporation (“Abpro”), a biotech company with the mission of improving the lives of mankind facing severe and life-threatening diseases with next-generation antibody therapies, and Atlantic Coastal Acquisition Corp. II (NASDAQ: ACAB), a special purpose acquisition company (“Atlantic Coastal”), today announced the filing of a registration statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (“SEC”) on January 19, 2024, which includes a preliminary proxy statement and prospectus in connection with its proposed business combination.

Upon the closing of the proposed business combination, the combined company is expected to be named “Abpro Corporation” and to list its common stock on Nasdaq under the new ticker symbol “ABP”. The proposed business combination sets Abpro’s implied pre-money equity valuation at $500 million. Consistent with the recent signing of the Business Combination Agreement, the Atlantic Coastal and Abpro boards of directors have approved the proposed business combination, which is expected to be completed in the first half of 2024 subject to, among other things, the approval by Atlantic Coastal and Abpro stockholders, and other customary closing conditions.

“We are thrilled to be one step closer to fulfilling our public journey to advance our pipeline of next-generation antibody therapeutics, and to be closer to providing critical therapies to those who need it most,” stated Ian Chan, CEO and co-founder of Abpro. “We have made significant strides in advancing our lead candidates in oncology and ophthalmology, which are two areas of significant unmet medical need. With this filing, we are excited for what lies ahead for both our company and the future of antibody-driven therapeutics.”

“We are excited to be partnering with Abpro and recognize the potential of the company’s robust drug discovery platform, novel candidates and significant strategic partnerships,” said Shahraab Ahmad, CEO of Atlantic Coastal. “Abpro is supported by an experienced leadership team and board that we believe will lead the company to create significant value for shareholders.”

“In my experience as a long-term biotech investor, I have been most impressed with the caliber of the team at Abpro and have confidence in their ability to achieve the targets that they have set for themselves,” added Tony Eisenberg, CSO of Atlantic Coastal. “Advancing towards a listing on Nasdaq is the next step in the company’s journey to bring its pioneering research and drug development platform to market.”

While the Registration Statement has not yet become effective, and the information contained therein is subject to change, it provides important information about Abpro, Atlantic Coastal, and the proposed business combination.

Abpro at a Glance

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By leveraging its proprietary DiversImmune® and MultiMabTM antibody discovery and engineering platforms, Abpro is advancing a pipeline of next-generation antibodies, both independently and through collaborations with global pharmaceutical and research institutions.

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Abpro’s lead candidate ABP-102, a next generation immuno-oncology TetraBi antibody targeting HER2 and CD3, is in development for the treatment of HER2+ solid tumors, including breast and gastric cancer. ABP-102 is being developed and commercialized through a worldwide strategic partnership with Celltrion, Inc. (“Celltrion”) (KRX: 068270) a leading Korean biopharmaceutical company. Celltrion is conducting a dose range finding study in a xenograft mouse model. An in vivo efficacy study in a xenograft mouse is planned for the first half of 2024.

•	Abpro is advancing its lead candidate ABP-201, a TetraBi antibody format designed to simultaneously inhibit VEGF and ANG-2, into the clinic for the treatment of wet age-related macular degeneration.

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Abpro is advancing a broad pipeline of immuno-oncology agents that redirect T cells to a diverse range of liquid and solid tumors. ABP-110, targeting GPC3 on hepatocellular carcinoma, and ABP-150, targeting Claudin 18.2 on gastric cancer, are currently in preclinical development.

Advisors

Brookline Capital Markets, a division of Arcadia Securities, LLC, acted as a financial advisor to Abpro Corporation.

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, is serving as financial advisor to Atlantic Coastal.

About Abpro

Abpro Corporation is a biotechnology company located in Woburn, Massachusetts. The company’s mission is to improve the lives of mankind facing severe and life-threatening diseases with next-generation antibody therapies. For more information, please visit www.abpro.com.

About Atlantic Coastal Acquisition Corp. II

Atlantic Coastal Acquisition Corp. II (NASDAQ: ACAB) is a special purpose acquisition company. On January 13, 2022, Atlantic Coastal announced the closing of its IPO and listing on Nasdaq. The Atlantic Coastal team is led by Chairman and CEO Shahraab Ahmad, President and Director Burt Jordan, CSO and Director Tony Eisenberg, and CFO and Director Jason Chryssicas. For more information, please visit www.atlantic-coastal.com.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction between Atlantic Coastal and Abpro. This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities of Atlantic Coastal and Abpro, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Participants in the Solicitation

Atlantic Coastal and Abpro and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the proposed transaction. Information about the directors and executive officers of Atlantic Coastal is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation of the shareholders of Atlantic Coastal and a description of their direct and indirect interests in Atlantic Coastal, by security holdings or otherwise, will be included in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

Additional Information and Where To Find It

In connection with the proposed transaction, Atlantic Coastal has filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which includes a preliminary proxy statement to be distributed to holders of Atlantic Coastal’s ordinary shares in connection with Atlantic Coastal’s solicitation of proxies for the vote by Atlantic Coastal’s shareholders with respect to the proposed transaction and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of securities to be issued to Abpro stockholders in connection with the proposed transaction. After the Registration Statement has been declared effective, Atlantic Coastal will mail a definitive proxy statement, when available, to its shareholders. The Registration Statement will include information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Atlantic Coastal’s shareholders in connection with the proposed transaction. Atlantic Coastal will also file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Atlantic Coastal and Abpro are urged to read the Registration Statement, the proxy statement/prospectus contained therein, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Atlantic Coastal through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Atlantic Coastal may be obtained free of charge from Atlantic Coastal’s website at www.atlantic-coastal.com or by written request to Atlantic Coastal at Atlantic Coastal Acquisition Corp., 6 St Johns Lane, Floor 5, New York, NY 10013.

Investor Inquiries:

ICR Westwicke

Stephanie Carrington

stephanie.carrington@westwicke.com

646-277-1282

Media Inquires

ICR Westwicke

Sean Leous

sean.leous@westwicke.com

646-866-4012